LETTER OF TRANSMITTAL

To Tender Shares of Beneficial Interest

of

Liberty All-Star® Equity Fund

Pursuant to the Offer to Purchase
dated August 23, 2013

THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON MONDAY, SEPTEMBER 23, 2013, UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is:

By First Class Mail: Computershare Trust Company, N.A. c/o Voluntary Corporate Actions P.O. Box 43011 Providence, RI 02940	By Registered Certified or Overnight Courier: Computershare Trust Company, N.A. c/o Voluntary Corporate Actions 250 Royall Street Suite V Canton, MA 02021

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER
THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

DESCRIPTION OF SHARES TENDERED*
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on your Direct Registration Account(s))	Shares Tendered**
	1	☐	All
	2	☐	Partial: ___________
*	Need not be completed by holders of Shares tendering by book-entry transfer.
**
Unless otherwise indicated, it will be assumed that all Shares held in Direct Registration System are being tendered, including any Shares held in the Fund’s Automatic Dividend Reinvestment and Direct Purchase Plan (“DRIP”).  See Instruction 3.

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    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

This Letter of Transmittal is to be used if shares of beneficial interest, with no par value (“Shares”), are to be forwarded herewith pursuant to the procedures set forth in Section 4 of the Offer to Purchase.

If you wish to tender all or any part of your Shares of Liberty All-Star® Equity Fund, you should either:
●

complete and sign this Letter of Transmittal (or a facsimile hereof) in accordance with the instructions hereto and either deliver it with any required signature guarantee and any other required documents to Computershare Trust Company, N.A. (the “Depositary”) or tender your Shares pursuant to the procedure for book-entry tender set forth in Section 4 of the Offer to Purchase; or

●

request a broker, dealer, commercial bank, trust company or other nominee to effect the transaction for you.  If your Shares are registered in the name of a broker, dealer, commercial bank, trust company or other nominee, you should contact such person if you desire to tender your Shares.

Questions and requests for assistance or for additional copies of this Letter of Transmittal or the Offer to Purchase may be directed to AST Fund Solutions, LLC at its telephone number set forth on the last page of this Letter of Transmittal.

ADDITIONAL INFORMATION REGARDING TENDERED SHARES

PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY.

☐ CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY’S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:
Name of Tendering Institution

Account Number

Transaction Code Number

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Ladies and Gentlemen:

The undersigned hereby tenders to Liberty All-Star® Equity Fund, a Massachusetts business trust (the “Fund”), the above-described shares of beneficial interest without par value (the “Shares”), pursuant to the Fund’s offer to purchase for cash up to 7.5% of its outstanding Shares (the “Offer”), upon the terms and subject to the conditions set forth in the Fund’s Offer to Purchase dated August 23, 2013, receipt of which is hereby acknowledged, and this Letter of Transmittal (which together constitute the “Offer Documents”).  The price to be paid for the Shares is an amount per share, net to the seller in cash, equal to 96% of the net asset value per share as determined by the Fund at the close of regular trading on the New York Stock Exchange (“NYSE”) on September 23, 2013, or such later date to which the Offer is extended.

Upon the terms and subject to the conditions of the Offer and effective upon acceptance for payment of and payment for the Shares tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Fund all right, title and interest in and to all the Shares that are being tendered hereby and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

(i)
transfer ownership of such Shares on the Direct Registration System or on the account books maintained by the Book-Entry Transfer Facility (as defined in the Offer to Purchase), as applicable, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Fund;

(ii)	present such Shares for transfer on our books; and

(iii)	receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, subject to the next paragraph, all in accordance with the terms of the Offer.

The undersigned hereby covenants, represents and warrants to the Fund that:

(i)
the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that when and to the extent the same are accepted for payment by the Fund, the Fund will acquire good, marketable and unencumbered title thereto, free and clear of all security interest, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer of the Shares and not subject to any adverse claims;

(ii)
the undersigned understands that tenders of Shares pursuant to any of the procedures described in Section 4 of the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute the undersigned’s acceptance of the terms and conditions of the Offer, including the undersigned’s representation and warranty that (a) the undersigned has a “net long position,” within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended

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(“Rule 14e-4”), in the Shares or equivalent securities at least equal to the Shares being tendered, and (b) the tender of Shares complies with Rule 14e-4;

(iii)
the undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Fund to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby; and

(iv)	the undersigned has read, understands and agrees to all the terms of the Offer.

All authority herein conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned.  Except as stated in the Offer to Purchase, this tender is irrevocable.

The purchase price of each Share will equal 96% of the net asset value per share (a 4% discount) as determined by the Fund at the close of regular trading on the NYSE on September 23, 2013, or such later date to which the Offer is extended. All Shares properly tendered on or before the expiration date and not properly withdrawn will be purchased, subject to the terms and conditions of the Offer and the proration provisions described in the Offer to Purchase. If any tendered Shares are not accepted for payment pursuant to the terms and conditions of the Offer for any reason, such Shares will be returned without expense to the holder of Shares (“Shareholder”) in accordance with Section 3 of the Offer to Purchase.

The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 4 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Fund upon the terms and subject to the conditions of the Offer.  The undersigned acknowledges that under no circumstances will the Fund pay interest on the purchase price, including, without limitation, by reason of any delay in making payment.

The undersigned recognizes that under the circumstances set forth in the Offer to Purchase, the Fund may terminate or amend the Offer; may postpone the acceptance for payment of, or the payment for, Shares tendered; or may accept for payment fewer than all of the Shares tendered.

Unless otherwise indicated under “Special Payment Instructions,” please issue the check (or, in the case of Shares tendered by book-entry transfer, send the wire to the account at the Book-Entry Transfer Facility) for the purchase price of any Shares purchased, and return any Shares not tendered or not purchased, in the name(s) of the undersigned (or, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility).  Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check (for Shares not tendered by book-entry transfer) for the purchase price of the Shares purchased and issue a Direct Registration Transaction Advice for any Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s).  If both “Special Payment Instructions” and

2
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“Special Delivery Instructions” are completed, please issue any check for the purchase price of any Shares purchased and return any Shares not tendered or not purchased in the name(s) of, and mail said check and any Direct Registration Transaction Advice for Shares to, the person(s) so indicated.  The undersigned recognizes that the Fund has no obligation, pursuant to the “Special Payment Instructions,” to transfer any Shares from the name of the registered holder(s) thereof if the Fund does not accept for payment any of the Shares so tendered.

3

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 6 and 7)

To be completed ONLY if the check for the purchase price of Shares purchased (less the amount of any federal income and backup withholding tax required to be withheld) or the Direct Registration Transaction Advice for Shares not tendered or not purchased is to be issued in the name of someone other than the undersigned or to the undersigned at the address shown below the undersigned’s name, which is different from the address on the cover page above.

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 6 and 7)

To be completed ONLY if the check for the purchase price of Shares purchased (less the amount of any federal income and backup withholding tax required to be withheld) or the Direct Registration Transaction Advice for Shares not tendered or not purchased is to be mailed to someone other than the undersigned or to the undersigned at the address shown below the undersigned’s name, which is different from the address on the cover page above.

Mail: ☐	check	Mail: ☐	check
☐	Direct Transaction Registration Advice to:	☐	Direct Transaction Registration Advice to:
Name:		Name:
	(Please Print)		(Please Print)
Address:		Address:

	Zip Code		Zip Code

(Social Security or Taxpayer Identification No.)		(Social Security or Taxpayer Identification No.)

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SIGN HERE (Please complete and return the Substitute Form W-9 below)

(Signature(s) of Owners)
Dated:

Name(s): ____________________________________________________________________________

(Please Print)

Capacity (if signing in legal capacity on behalf of an entity, proper legal documentation, or a Medallion Guarantee Stamp in lieu of documentation, will be required, see Instruction 1):

Address: ______________________________________________________________________________

(Include Zip Code)

Area Code and Telephone Number: __________________________________________________

(Must be signed by registered holder(s) exactly as name(s) appear(s) on Direct Registration Account(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted herewith.  If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and location of signing and see Instruction 4.)

Guarantee Of Signature(s)
(See Instructions 1 and 4)

Authorized Signature: _________________________________________________________________

Name: ______________________________________________________________________________

Title: ________________________________________________________________________________
(Please Type or Print)

Name of Firm: ___________________________________________________________________________

Address: _______________________________________________________________________________
(Include Zip Code)

Area Code and Telephone No.: _______________________________________________________________

Dated:

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SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification No.	Part I--TAXPAYER IDENTIFICATION NO.--FOR ALL ACCOUNTS.	Social Security Number OR Employee Identification Number ______________________
Enter your taxpayer identification number in the appropriate box.  For most individuals and sole proprietors, this is your Social Security Number. For other entities, it is your Employer Identification Number. If you do not have a number, see “How to Obtain a TIN” in the enclosed Guidelines. Note: If the account is in more than one name, see the chart on page 2 of the enclosed Guidelines to determine what number to enter.
Part II For Payees Exempt From Backup Payer’s Request for Withholding (see enclosed Guidelines)
Certification – Under penalties of perjury, I certify that:

(1)   The number shown on this form is my correct Taxpayer Identification Number or I am waiting for a number to be issued to me and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future.  I understand that if I do not provide a taxpayer identification number within (60) days, all reportable payments made to me thereafter will be subject to backup withholding until I provide a number;
(2)   I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding;
(3)   I am a U.S. Person (or resident alien); and
(4)   Any information provided on this form is true, correct and complete.

(Please cross out certification two if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.)

Signature of U.S. Person: ________________________________ Date:_________________________________
Name (as shown on your income tax return): _____________________________________________
Business name (if different from above): ____________________________________________________________
Address:____________________________________________________________________________________
City: __________________________________ State: _________________ Zip:___________________________
Check the appropriate box:
☐Individual/Sole Proprietor ☐C Corporation ☐S Corporation
☐Partnership ☐Trust/estate ☐Other ________________
☐Limited Liability Company. Enter the tax classification (S = S corporation, C = corporation, P = partnership): ________________

NOTE:
FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN IRS PENALTIES AND BACKUP WITHHOLDING ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER.  PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

[Intentionally Left Blank]

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1.           Guarantee of Signatures.  Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a member of a recognized Medallion Program approved by The Securities Transfer Association, Inc., including the Securities Transfer Agents Medallion Program (STAMP), or any other “eligible guarantor institution” (as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each an “Eligible Institution”).  Signatures on this Letter of Transmittal need not be guaranteed if (i)(a) this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith exactly as the name of such holder(s) appears on the Direct Registration Account(s), (b) payment and delivery are to be made directly to such holder(s) and (c) such holder(s) have not completed the instruction entitled “Special Payment Instructions” on this Letter of Transmittal or (ii) such Shares are tendered for the account of an Eligible Institution. See Instruction 4.

2.           Delivery of Letter of Transmittal and Shares.  This Letter of Transmittal is to be used if Shares are held in the Direct Registration System (“DRS”).  If delivery of Shares is to be made by book-entry delivery pursuant to the procedures set forth in Section 4 of the Offer to Purchase, an Agent’s Message (as defined in the Offer to Purchase) should be utilized.  A confirmation of a book-entry transfer into the Depositary’s account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or in the case of a book-entry delivery, an Agent’s Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date (as defined in the Offer to Purchase).

The method of delivery of this Letter of Transmittal and any other document is at the option and risk of the tendering Shareholder.  If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended.  In all cases, sufficient time should be allowed to ensure timely delivery.

No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased.  By executing this Letter of Transmittal, the tendering Shareholder waives any right to receive any notice of the acceptance for payment of the Shares.

If you are tendering all your Shares, please check Option 1 in the box captioned “Description of Shares Tendered” above.

3.           Partial Tenders (not applicable to Shareholders who tender by book-entry delivery).  If fewer than all the Shares represented or held on the books of Computershare Trust Company, N.A. through its DRS are to be tendered, please check Option 2 and write in the number of Shares to be tendered in the box captioned “Description of Shares Tendered” above.  In such case, if any tendered Shares are purchased, a new DRS Transaction Advice for the remainder of the Shares not tendered will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable following the expiration or termination of the Offer.  All Shares delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

If any tendered Shares are not accepted for payment pursuant to the terms and conditions of the Offer for any reason, or if any tendered Shares are not accepted because of an invalid tender, or if more Shares are tendered than are accepted, or if any tendered Shares are properly withdrawn, (i) Shares held through the DRS will be returned to your account through the DRS, and (ii) Shares held by the Fund’s transfer agent pursuant to the Fund’s Automatic Dividend Reinvestment and Direct Purchase Plan (“DRIP”) will be returned to the DRIP account maintained by the transfer agent, in any such case, without charge by the Fund to the tendering Shareholder, as soon as practicable following expiration or termination of the Offer or the proper withdrawal of the Shares.

4.           Signatures on Letter of Transmittal; Stock Powers and Endorsements.  If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as registered in the DRS without alteration or any change whatsoever.

If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

If any of the Shares tendered hereby are registered in different names on different Direct Registration Accounts, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different accounts.

If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no separate stock powers are required unless payment of the purchase price is to be made, or Shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s).  Signatures on any such stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the Letter of Transmittal must be accompanied by appropriate stock powers, signed exactly as the name(s) of the registered holder(s) appear(s) on the Direct Registration Accounts for such Shares.  Signature(s) on any such stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal or any stock powers are signed by trustees, executors, administrators, guardians, agents, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, should indicate location of signing and must submit proper evidence satisfactory to the Fund of their authority to so act.

5.           Stock Transfer Taxes.  The Fund will pay any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer.  If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of Shares to the Fund pursuant to the Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

6.           Special Payment and Delivery Instructions (not applicable to Shareholders who tender by book-entry delivery). If the check for the purchase price of any Shares purchased is to be issued, or any Shares not tendered or not purchased or not delivered to the Depositary are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any Direct Registration Transaction Advice for Shares not tendered or not purchased is to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above on the cover page, the appropriate boxes on this Letter of Transmittal should be completed.

7.           Substitute Form W-9.  Under the federal income tax laws, the Depositary will be required to withhold 28% of the amount of any payments made to certain Shareholders pursuant to the Offer.  In order to avoid such backup withholding, each tendering Shareholder, and, if applicable, each other payee, must provide the Depositary with such Shareholder’s or payee’s correct taxpayer identification number and certify that such Shareholder or payee is not subject to such backup withholding by completing the Substitute Form W-9 set forth above.  In general, if a Shareholder or payee is an individual, the taxpayer identification number is the Social Security number of such individual.  If the Depositary is not provided with the correct taxpayer identification number, the Shareholder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service.  A false statement made on the Substitute Form W-9 without any reasonable basis shall be subject to a $500 penalty imposed by the Internal Revenue Service, and the willful falsification of certifications or affirmations may be subject to criminal penalties, including fines and/or imprisonment.  Certain Shareholders or payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Depositary that a foreign individual qualifies as an exempt recipient, such Shareholder or payee must submit a statement, signed under penalties of perjury, attesting to that individual’s exempt status.  Such statements can be obtained from the Depositary.  For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

Failure to complete the Substitute Form W-9 will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Depositary to withhold 28% of the amount of any payments made pursuant to the Offer.  Backup withholding is not an additional federal income tax.  Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld.  If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service.  NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN IRS PENALTIES AND BACKUP WITHHOLDING ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER.

PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

8.           Waiver of Conditions.  Subject to the Offer to Purchase, the conditions of the Offer may be waived, in whole or in part, by the Fund, at any time and from time to time, in the case of any Shares tendered.

9.           Irregularities.  The Fund will determine, in its sole discretion, all questions as to the number of Shares to be accepted, and the validity, form, eligibility, including time of receipt, and acceptance for payment of any tender of Shares. The Fund’s determination will be final and binding on all parties. The Fund reserves the absolute right to reject any or all tenders it determines not to be in proper form or the acceptance of or payment for which it determines may be unlawful. The Fund also reserves the absolute right to waive any defect or irregularity in the tender of any particular Shares or any particular Shareholder. No tender of Shares will be deemed to be properly made until all defects or irregularities have been cured by the tendering Shareholder or waived by the Fund. None of the Fund, the Depositary, the Information Agent, or any other person will be under any duty to give notice of any defects or irregularities in any tender, or incur any liability for failure to give any such notice. The Fund’s interpretation of the terms of and conditions to the Offer, including this Letter of Transmittal and the instructions thereto, will be final and binding. By tendering Shares to the Fund, you agree to accept all decisions the Fund makes concerning these matters and waive any right you might otherwise have to challenge those decisions.

10.           Proration.  The Fund’s determination of the proration factor will be final and binding on all parties. By tendering Shares to the Fund, you agree to accept all decisions the Fund makes concerning proration matters and waive any right you might otherwise have to challenge those decisions.

11.           Procedures for Participants in the DRIP and Order of Acceptance of Tendered Shares.  If a Shareholder properly tenders all of his or her Shares, all such Shares credited to such Shareholder’s account(s), including Shares acquired through the DRIP, will be tendered unless the Shareholder otherwise specifies in this Letter of Transmittal.  If Shares are held in multiple accounts in the DRS, including in the DRIP account, Shares will be accepted for tender in the order of most recent acquisitions of Shares to oldest acquisitions of Shares.

* * * * *

Any questions and requests for assistance may be directed to the Information Agent at its telephone number set forth on the last page of this Letter of Transmittal.  Additional copies of the Offer to Purchase and the Letter of Transmittal may be obtained from the Information Agent at its telephone number set forth on the last page of this Letter of Transmittal.  Shareholders may also contact their broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number for the Payee (You) to Give the Payer.—Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000.  Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000.  The table below will help determine the number to give the payer.  All “Section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

For this type of account:	Give the SOCIAL SECURITY NUMBER of—

1. The individual	The individual

2. Two or more individuals (joint account)	The actual owner of the account, or if combined funds, the first individual on the account(1)

3. Custodian account of a minor (Uniform Transfers/Gift to Minors Act)	The minor(2)

4. (a) The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)
(b) So-called trust account that is not a legal or valid trust under State law	The actual owner(1)

5. Sole proprietorship or disregarded entity owned by an individual	The owner(3)

6. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671- 4(b)(2)(i)(A))	The grantor*
For this type of account:	EMPLOYER IDENTIFICATION NUMBER of—

7. Disregarded entity not owned by an individual	The owner

8. A valid trust, estate, or pension trust	The legal entity(4)

9. Corporation or entity electing corporate status on IRS Form 8832 or IRS Form 2553	The corporation or entity

10. Religious, charitable, or educational organization or association, club or other tax-exempt organization	The organization

11. Partnership or multi-member LLC	The partnership or LLC

12. A broker or registered nominee	The broker or nominee

13. Account with the Department of Agriculture in the name of a public entity (such as a State or local	The public entity

government, school district, or prison) that receives agricultural program payments

14. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s social security number.

(3)
You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or your employer identification number (if you have one).  If you are a sole proprietor, the IRS encourages you to use your social security number.

(4)	List first and circle the name of the legal trust, estate, or pension trust.
*	Note: Grantor also must provide a Form W-9 to trustee of trust.

(Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number
If you do not have a taxpayer identification number, obtain Form SS-5, Application for a Social Security Card, at the local Social Security Administration office, or Form SS-4, Application for Employer Identification Number, by calling (800) TAX-FORM, and apply for a number.

Payees Exempt from Backup Withholding
Payees specifically exempted from backup withholding on all reportable payments include the following:

●
An organization exempt from tax under section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

●
The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.

●	An international organization or any agency or instrumentality thereof.
●	A foreign government and any political subdivision, agency or instrumentality thereof.

Payees that may be specifically exempted from backup withholding include the following:

●	A corporation.
●	A financial institution.
●	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.
●	A real estate investment trust.
●	A common trust fund operated by a bank under section 584(a).
●	An entity registered at all times during the taxable year under the Investment Company Act of 1940, as amended.
●	A middleman known in the investment community as a nominee or custodian.
●	A futures commission merchant registered with the Commodity Futures Trading Commission.
●	A foreign central bank of issue.
●	A trust exempt from tax under Section 664 or described in Section 4947.

Payments of dividends and patronage dividends generally exempt from backup withholding include:

●	Payments to nonresident aliens subject to withholding under Section 1441.
●	Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.
●	Payments of patronage dividends not paid in money.
●	Payments made by certain foreign organizations.
●	Section 404(k) payments made by an ESOP.

Payments of interest generally exempt from backup withholding include:

●
Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and you have not provided your correct taxpayer identification number to the payer.

●	Payments of tax-exempt interest (including exempt-interest dividends under section 852).
●	Payments described in Section 6049(b)(5) to nonresident aliens.
●	Payments on tax-free covenant bonds under Section 1451.
●	Payments made by certain foreign organizations.
●	Mortgage or student loan interest paid to you.

Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

EXEMPT PAYEES DESCRIBED ABOVE MUST FILE FORM W-9 OR A SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THIS FORM WITH THE PAYER. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FORM, AND RETURN TO THE PAYER. ALSO SIGN AND DATE THE FORM.

Privacy Act Notice—Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold at least 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties
(1)  Failure to Furnish Taxpayer Identification Number.  If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)  Civil Penalty for False Information With Respect to Withholding.  If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3)  Criminal Penalty for Falsifying Information.  Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4)  Misuse of Taxpayer Identification Number.  If the requester discloses or uses taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

The Information Agent for the Offer is:

AST Fund Solutions, LLC

866-388-7535 (toll free)